UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 2, 2006	August 2, 2006
(Date of report)	(Date of earliest event reported)

TC PipeLines, LP
(Exact name of registrant as specified in its charter)

Delaware	000-26091	52-2135448
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

110 Turnpike Road, Suite 203, Westborough, Massachusetts

(Address of principal executive offices)

01581

(Zip Code)

(508) 871-7046

(Registrant’s telephone number, including area code)

Not Applicable

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02              Results of Operations and Financial Condition.

On August 2, 2006, TC PipeLines, LP (the “Partnership”) issued a press release announcing financial results for the Partnership’s second quarter 2006 earnings. A copy of the press release is furnished with this report as Exhibit 99.1, and is incorporated herein by reference. The press release discloses a financial measure, which is a non-GAAP financial measure as defined under SEC rules. The press release furnishes a reconciliation of this measure to its nearest GAAP financial measure. Reasons for the Partnership’s use of this financial measure is disclosed in the press release furnished with this report.

The information in this report is being furnished, not filed, pursuant to Item 2.02 of Form 8-K. Accordingly, the information in this report, including the press release, will not be incorporated by reference into any registration statement filed by the Partnership under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits.

99.1                         Press Release dated August 2, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TC PipeLines, LP
By: TC PipeLines GP, Inc.,
its general partner

Date: August 2, 2006	By:	/s/ AMY W. LEONG
Amy W. Leong
Controller

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release dated August 2, 2006.